UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) October 31, 2005
                                                      (October 25, 2005)
                                                      --------------------------

                                 PROTALEX, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           000-28385                                    91-2003490
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   (Commission File Number)                  (IRS Employer Identification No.)


   145 Union Square Drive, New Hope, PA                       18938
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 (Address of Principal Executive Offices)                   (Zip Code)

                                  215-862-9720
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 25, 2005, Protalex, Inc. ("Protalex") and Steven H. Kane entered into an employment agreement (the "Agreement").

         The Agreement provides for a monthly salary of $27,083.33. Mr. Kane is eligible to participate in the Company's annual executive bonus plan, as well as in any life, health, accident, disability, or hospitalization insurance plans, pension plans, or retirement plans as the Company's Board of Directors makes available to the Company's executives as a group.

        Either the Company or Mr. Kane can terminate Mr. Kane's employment at any time, with or without cause, upon notice. If the Company terminates Mr. Kane without cause, Protalex will continue to pay Mr. Kane his monthly salary for a period of 18 months and will accelerate vesting of any of Mr. Kane's outstanding unvested options.

         During Mr. Kane's employment and for two (2) years thereafter, Mr. Kane must obtain Protalex's prior written approval before soliciting, inducing or attempting to persuade any employee or independent contractor of Protalex to terminate their relationship with Protalex to work for any other person or entity.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Protalex, Inc.
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                                (Registrant)


Date: 10/31/2005                /s/ Marc L. Rose
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                                By:    Marc L. Rose
                                Title: Vice President of Finance,
                                       Chief Financial Officer, Treasurer and
                                       Corporate Secretary